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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2005


                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           NEW YORK                   1-4743                    11-1362020
       (State or Other             (Commission               (I.R.S. Employee
Jurisdiction of Incorporation)     File Number)           Identification Number)


           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)


        Registrant's Telephone Number, including Area Code: 718-392-0200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 31, 2005, Standard Motor Products, Inc. (the "Company") issued a press release announcing its financial results for the three months and for the year ended December 31, 2004. A copy of such press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

      John L. Kelsey has advised the Board of Directors of the Company that he intends to retire from the Board effective as of May 19, 2005, the date of the 2005 Annual Meeting of Stockholders of the Company.

      The Board has agreed to nominate Roger Widmann as a director nominee to fill Mr. Kelsey's Board seat at the 2005 Annual Meeting of Stockholders. Mr. Widmann has agreed to serve as a director if elected. If elected, it is anticipated that Mr. Widmann would serve as a member of the Company's Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Mr. Widmann previously served as the Chairman of the Board of Lydall, Inc. and was a principal of the investment banking firm of Tanner & Co., Inc. Prior to that time, Mr. Widmann was a Senior Managing Director of Chemical Securities Inc., a subsidiary of Chemical Banking Corporation (now JPMorgan Chase Corporation).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      99.1 Press release dated March 31, 2005 announcing Standard Motor Products, Inc.'s financial results for the three months and for the year ended December 31, 2004.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STANDARD MOTOR PRODUCTS, INC.


                             By: /s/ James J. Burke
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                                 James J. Burke
                                 Vice President Finance, Chief Financial Officer

Date: March 31, 2005
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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
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99.1                    Press release dated March 31, 2005 announcing Standard
                        Motor Products, Inc.'s financial results for the three months and for the year ended December 31, 2004.